HIGHLAND FUNDS II

Highland Socially Responsible Equity Fund

Highland Small-Cap Equity Fund

Highland Fixed Income Fund

Highland Total Return Fund

(each, a “Fund” and collectively, the “Funds”)

Supplement dated March 16, 2020 to the Funds’ Prospectus (the “Prospectus”), dated January 31, 2020, as supplemented from time to time

This supplement provides new and additional information beyond that contained in the Prospectus and should be read in conjunction with the Prospectus. Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Prospectus.

Effective immediately, the following paragraph is added at the end of the section entitled “Additional Information About Risks” under the heading “Securities Market Risk” on page 42 of the Prospectus:

An outbreak of respiratory disease caused by a novel coronavirus was first detected in China in December 2019 and subsequently spread internationally. This coronavirus has resulted in closing borders, enhanced health screenings, healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this coronavirus may be short term or may last for an extended period of time and result in a substantial economic downturn. Health crises caused by outbreaks, such as the coronavirus outbreak, may exacerbate other pre-existing political, social and economic risks. The impact of this outbreak, and other epidemics and pandemics that may arise in the future, could negatively affect the worldwide economy, as well as the economies of individual countries, individual companies and the market in general in significant and unforeseen ways. Any such impact could adversely affect a Fund’s performance, the performance of the securities in which the Fund invests and may lead to losses on your investment in the Fund.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

HFII-PROS-SUPP1-0320